                                                                     Exhibit 4.2





          ==========================================================



                              MUTUAL GROUP, LTD,
                                    Issuer


                          MUTUAL RISK MANAGEMENT LTD.
                                   Guarantor



                                      TO

                           THE CHASE MANHATTAN BANK
                                  as Trustee



                                --------------


                               Senior Indenture


                         Dated as of ________ __, 2000


                                --------------





          ==========================================================

                               TABLE OF CONTENTS
                                  ----------

                                                                        Page
                                                                        ----



                            Recitals Of The Company


                                   ARTICLE I

                       Definitions And Other Provisions
                            Of General Application
Section 1.1.  Definitions............................................     1
Section 1.2.  Compliance Certificates and Opinions...................     9
Section 1.3.  Forms of Documents Delivered to Trustee................    10
Section 1.4.  Acts of Holders; Record Dates..........................    10
Section 1.5.  Notices, Etc., to Trustee, Company and Guarantor.......    12
Section 1.6.  Notice to Holders; Waiver..............................    13
Section 1.7.  Conflict with Trust Indenture Act......................    13
Section 1.8.  Effect of Headings and Table of Contents...............    13
Section 1.9.  Successors and Assigns.................................    14
Section 1.10. Separability Clause....................................    14
Section 1.11. Benefits of Indenture..................................    14
Section 1.12. Governing Law..........................................    14
Section 1.13. Non-Business Days......................................    14
Section 1.14. Indenture and Securities Solely Corporate Obligations..    14
Section 1.15. Submission to Jurisdiction.............................    15


                                  ARTICLE II

                                Security Forms
Section 2.1.  Forms Generally........................................    16
Section 2.2.  Form of Face of Security...............................    16
Section 2.3.  Form of Reverse of Security............................    18
Section 2.4.  Additional Provisions Required in Global Security......    20
Section 2.5.  Additional Provisions Required in Guaranteed Security..    21
Section 2.6.  Form of Trustee's Certificate of Authentication........    21



--------------
 Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                  ARTICLE III

                                The Securities

Section 3.1.  Title and Terms..................................................    22
Section 3.2.  Denominations....................................................    24
Section 3.3.  Execution, Authentication, Delivery and Dating...................    25
Section 3.4.  Temporary Securities.............................................    26
Section 3.5.  Global Securities................................................    27
Section 3.6.  Registration, Transfer and Exchange..............................    28
Section 3.8.  Payment of Interest; Interest Rights Preserved...................    31
Section 3.9.  Persons Deemed Owners............................................    32
Section 3.10. Cancellation.....................................................    33
Section 3.11. Computation of Interest..........................................    33
Section 3.12. Shortening and Extending Stated Maturity.........................    33
Section 3.13. CUSIP Numbers....................................................    34


                                      ARTICLE IV

                              Satisfaction And Discharge
Section 4.1.  Satisfaction and Discharge of Indenture..........................    34
Section 4.2.  Application of Trust Money.......................................    36


                                      ARTICLE V

                                       Remedies
Section 5.1.  Events of Default................................................    36
Section 5.2.  Acceleration of Maturity; Rescission and Annulment...............    39
Section 5.3.  Collection of Indebtedness and Suits for Enforcement
              by Trustee.......................................................    40
Section 5.4.  Trustee May File Proofs of Claim.................................    41
Section 5.5.  Trustee May Enforce Claims Without Possession of Securities......    42
Section 5.6.  Application of Money Collected...................................    42
Section 5.7.  Limitation on Suits..............................................    43
Section 5.8.  Unconditional Right of Holders to Receive Principal, Premium and
              Interest.........................................................    43
Section 5.9.  Restoration of Rights and Remedies...............................    44
Section 5.10. Rights and Remedies Cumulative...................................    44
Section 5.11. Delay or Omission Not Waiver.....................................    44
Section 5.12. Control by Holders...............................................    44
Section 5.13. Waiver of Past Defaults..........................................    45
Section 5.14. Undertaking for Costs............................................    45
Section 5.15. Waiver of Usury, Stay or Extension Laws..........................    46

                                  ARTICLE VI

                                  The Trustee

Section 6.1.  Certain Duties and Responsibilities........................    46
Section 6.2.  Notice of Defaults.........................................    47
Section 6.3.  Certain Rights of Trustee..................................    47
Section 6.4.  Not Responsible for Recitals or Issuance of Securities.....    49
Section 6.5.  May Hold Securities........................................    49
Section 6.6.  Money Held in Trust........................................    49
Section 6.7.  Compensation and Reimbursement.............................    49
Section 6.8.  Conflicting Interests......................................    50
Section 6.9.  Corporate Trustee Required; Eligibility....................    51
Section 6.10. Resignation and Removal; Appointment of Successor..........    51
Section 6.11. Acceptance of Appointment by Successor.....................    52
Section 6.12. Merger, Conversion, Consolidation or Succession
              to Business................................................    54
Section 6.13. Preferential Collection of Claims Against Company
              or Guarantor...............................................    54
Section 6.14. Appointment of Authenticating Agent........................    54


                                  ARTICLE VII

               Holder's Lists And Reports By Trustee And Company
Section 7.1.  Company to Furnish Trustee Names and Addresses
              of Holders.................................................    56
Section 7.2.  Preservation of Information; Communications to Holders.....    57
Section 7.3.  Reports by Trustee.........................................    57
Section 7.4.  Reports by Company.........................................    57


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer Or Lease
Section 8.1.  Company May Consolidate, Etc., Only on Certain Terms.......    58
Section 8.2.  Successor Substituted......................................    59
Section 8.3.  Guarantor May Consolidate, Etc., Only on Certain Terms.....    59
Section 8.4.  Successor Substituted......................................    60


                                   ARTICLE IX

                            Supplemental Indentures
Section 9.1.  Supplemental Indentures Without Consent of Holders.........    61
Section 9.2.  Supplemental Indentures With Consent of Holders............    62

Section 9.3.  Execution of Supplemental Indentures.........................    64
Section 9.4.  Effect of Supplemental Indentures............................    64
Section 9.5.  Conformity with Trust Indenture Act..........................    64
Section 9.6.  Reference in Securities to Supplemental Indentures...........    64


                                    ARTICLE X

                                    Covenants
Section 10.1.  Payment of Principal, Premium and Interest. ................    65
Section 10.2.  Maintenance of Office or Agency.............................    65
Section 10.3.  Money for Security Payments to be Held in Trust.............    66
Section 10.4.  Statement by Officers as to Compliance......................    67
Section 10.5.  Statement by Guarantor's Officers as to Compliance..........    67
Section 10.6.  Existence...................................................    68
Section 10.7.  Payment of Taxes and Other Claims...........................    68
Section 10.8.  Limitation on Liens on Stock of Significant Subsidiaries....    68
Section 10.9.  Limitation on Disposition of Stock of
               Significant Subsidiaries....................................    69
Section 10.10. Original Issue Discount.....................................    69
Section 10.11. Waiver of Certain Covenants.................................    69


                                    ARTICLE XI

                             Redemption Of Securities
Section 11.1.  Applicability of Article....................................    70
Section 11.2.  Election to Redeem; Notice to Trustee.......................    70
Section 11.3.  Selection of Securities to be Redeemed......................    70
Section 11.4.  Notice of Redemption........................................    71
Section 11.5.  Deposit of Redemption Price.................................    73
Section 11.6.  Payment of Securities Called for Redemption.................    73
Section 11.7.  Securities Redeemed in Part.................................    73


                                   ARTICLE XII

                                  Sinking Funds
Section 12.1.  Applicability of Article....................................    74
Section 12.2.  Satisfaction of Sinking Fund Payments with Securities.......    74
Section 12.3.  Redemption of Securities for Sinking Fund...................    74

                                 ARTICLE XIII

                      Defeasance And Covenant Defeasance

Section 13.1.  Company's Option to Effect Defeasance or Covenant
               Defeasance...............................................    76
Section 13.2.  Defeasance and Discharge.................................    77
Section 13.3.  Covenant Defeasance......................................    77
Section 13.4.  Conditions to Defeasance or Covenant Defeasance..........    78
Section 13.5.  Deposited Money and Government Obligations to Be Held in
               Trust; Miscellaneous Provisions..........................    80
Section 13.6.  Reinstatement............................................    80
Section 13.7.  Qualifying Trustee.......................................    80


                                  ARTICLE XIV

                            Guarantee And Indemnity
Section 14.1.  Applicability of Article.................................    81
Section 14.2.  The Guarantee............................................    81
Section 14.3.  Net Payments.............................................    82
Section 14.4   Guarantee Unconditional, etc.............................    84
Section 14.5.  Execution of Guarantee...................................    85
Section 14.6.  Form of Guarantee........................................    86
Section 14.7.  Subrogation..............................................    88
Section 14.8.  Indemnity................................................    88

                    .......................................
   Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                  Indenture Section

(s) 310(a)(1)    ......................................        6.9
       (a)(2)    ......................................        6.9
       (a)(3)    ......................................        Not Applicable
       (a)(4)    ......................................        Not Applicable
       (b)       ......................................        6.8
                                                               6.10
(s) 311(a)       ......................................        6.13
       (b)       ......................................        6.13
(s) 312(a)       ......................................        7.1
                                                               7.2
       (b)       ......................................        7.2
       (c)       ......................................        7.2
(s) 313(a)       ......................................        7.3
       (b)       ......................................        7.3
       (c)       ......................................        7.3
       (d)       ......................................        7.3
(s) 314(a)       ......................................        7.4
       (a)(4)    ......................................        1.2
                                                               10.5
       (b)       ......................................        Not Applicable
       (c)(1)    ......................................        1.2
       (c)(2)    ......................................        1.2
       (c)(3)    ......................................        Not Applicable
       (d)       ......................................        Not Applicable
       (e)       ......................................        1.2
(s) 315(a)       ......................................        6.1
       (b)       ......................................        6.2
       (c)       ......................................        6.1
       (d)       ......................................        6.1
       (e)       ......................................        5.14
(s) 316(a)       ......................................        5.12
       (a)(1)(A) ......................................        5.2
                                                               5.12
       (a)(1)(B) ......................................        5.13
       (a)(2)    ......................................        Not Applicable
       (b)       ......................................        5.8
       (c)       ......................................        1.4
(s) 317(a)(1)    ......................................        5.3
       (a)(2)    ......................................        5.4
       (b)       ......................................        10.3
(s) 318(a)       ......................................        10.7

-------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     Senior Indenture, dated as of _________ ___, 2000, among MUTUAL GROUP LTD., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at One Logan Square, Suite 1500, Philadelphia, Pennsylvania 19103, MUTUAL RISK MANAGEMENT LTD., a corporation duly organized and existing under the laws of Bermuda (herein called the "Guarantor"), having its principal office at 44 Church Street, Hamilton HM12 Bermuda, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the "Trustee").


                            Recitals Of The Company

     Whereas, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior debentures, notes or other evidences of indebtedness (herein called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided;

     Whereas, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done;

     Whereas, for value received, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Guarantee and the indemnity provided for herein;

     Whereas, all things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done; and

     Whereas, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

     Now, Therefore, This Indenture Witnesseth:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                   ARTICLE 1

                       Definitions and Other Provisions
                            of General Application

Section 1.1  Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

          (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles;

          (5) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

          (6) whenever the context may require, any gender shall be deemed to include the others;

          (7) the words "hereby," "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other sub division; and

          (8) the word "or" is always used inclusively (for example the phrase "A or B" means "A or B or both," not "either A or B but not both").

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "Additional Amounts" has the meaning specified in Section 14.3.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or con trolled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means any member of, or participant in, the Depositary.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee is closed for business.

     "Calculation Agent," with respect to Securities of any series that bear interest determined by reference to a Floating Rate Index, means the Person designated as Calculation Agent by the Company pursuant to Section 3.1 with respect to such series.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 450 West 33rd Street, New York, New York 10001, Attention: Capital Markets Fiduciary Services.

     "Covenant Defeasance" has the meaning specified in Section 13.3.

     "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent and without duplication, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable); (v) every capital lease obligation of such Person; (vi) every obligation of such Person pursuant to derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise; and
(viii) any renewals, extensions, refundings, amendments or modifications of any obligation of the type referred to in clauses (i) through (vii).

     "Defaulted Interest" has the meaning specified in Section 3.8.

     "Defeasance" has the meaning specified in Section 13.2.

     "Depositary" means, with respect to Securities of any series issued or issuable in whole or in part in the form of one or more Global Securities, an organization registered as a clearing agency under the Exchange Act that is designated as Depositary for such Securities as contemplated by Section 3.1 with respect to such Securities.

     "Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "Event of Default," unless otherwise specified with respect to a series of Securities as contemplated by Section 3.1, has the meaning specified in Section 5.1.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 1.4(g).

     "Floating Rate Index" means, with respect to Securities of any series that bear a floating interest rate, the index specified as the Floating Rate Index by the Company pursuant to Section 3.1 with respect to such series.

     "Global Security" means a Security that evidences all or part of the Securities of any series and that bears the legend set forth in Section 2.4 (or such legend as may be specified as contemplated by Section 3.1) issued to the Depositary or its nominee for such series and registered in the name of such Depositary or its nominee.

     "Government Obligation" means (a) any security which is (i) a direct obligation of the United States of America or the government that issued the foreign currency in which such Securities are or may be payable for the payment of which the full faith and credit of the United States of America or such foreign government is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such foreign government the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such foreign government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (b) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any Government Obligation which is specified in clause
(a) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Government Obligation which is so specified and held, provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     "Guarantee" means the unconditional guarantee of the payment of the principal of, any premium or interest on and all other amounts due on, or in respect of, the Securities and of the obligations of the Company under this Indenture and the Securities by the Guarantor, as more fully set forth in
Article XIV.

     "Guaranteed Security" means a Security authenticated and delivered pursuant to this Indenture with a Guarantee endorsed on such Security, which Guarantee is substantially in the form described in Section 14.6 (except as otherwise permitted by Section 2.5) and executed pursuant to the provisions of Article XIV.

     "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

     "Guarantor's Board of Directors" means the board of directors of the Guarantor or any duly authorized committee of that board.

     "Guarantor Board Resolution" means a copy of a resolution, certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor's Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Guarantor's Officers' Certificate" means a certificate signed by the Chairman of the Guarantor's Board of Directors, a Vice Chairman of the Guarantor's Board of Directors, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor and delivered to the Trustee.

     "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order signed in the name of the Guarantor by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Holder" means a Person in whose name a Security is registered in the Securities Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be amended or supplemented by one or more amendments or indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such amendment or supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such amendment or supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by
Section 3.1.

     "Interest Payment Date" means, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

     "Investment Company Act" means the Investment Company Act of 1940 or any successor statute thereto, in each case as amended from time to time.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind.

     "Maturity" means, when used with respect to any Security, the date on which the principal of such Security or any installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 5.1(d) or 5.1(e).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company or any Affiliate of the Company.

     "Original Issue Date" means the date of issuance specified as such in each Security.

     "Outstanding" means, when used with respect to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent or the Guarantor shall act as Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii)  Securities as to which Defeasance has been effected pursuant to
     Section 13.2;

          (iv) Securities which have been paid pursuant to Section 3.7 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to the provisions of this Indenture, unless proof satisfactory to the Trustee is presented that any such Securities are held by a bona fide purchaser in whose hands such Securities are valid, binding and legal obligations of the Company; and

          (v) Securities converted or exchanged into other securities of the Company if the terms of such Securities provide for conversion or exchange pursuant to Section 3.1;

provided, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or any Affiliate of the Company or such obligor, and subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     "Paying Agent" means any Person authorized by the Company to pay the principal of, any premium or interest on or other amounts with respect to any Securities on behalf of the Company and any Person authorized by the Guarantor to pay amounts due with respect to the Guarantee on behalf of the Guarantor.

     "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof or any other entity of whatever nature.

     "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to the Securities of that series are payable as specified pursuant to Section 3.1.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For the purposes of this definition, any Security authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed fixed by or pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of such series, the date that is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

     "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any senior trust officer, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.6.

     "Significant Subsidiary" means, in respect of any Person, a Subsidiary of such Person that constitutes a "significant subsidiary" of such Person as such term is defined in Rule 1-02(w) of Regulation S-X.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.8.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, or any Additional Amounts with respect thereto, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable, as such date may, in the case of the Stated Maturity of the principal on any Security, be shortened or extended as provided in such Security and this Indenture.

     "Subsidiary" means, in respect of any Person, a Person more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries, or by such Person and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in effect on the date of this Indenture; provided, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, solely in its capacity as such and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.


Section 1.2  Compliance Certificates and Opinions.

     (a) Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate or a Guarantors' Officers' Certificate, as the case may be,, stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Sections 10.4 and 10.5) shall include,

          (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


Section 1.3  Forms of Documents Delivered to Trustee.

     (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows after reasonable inquiry that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows after reasonable inquiry that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (d) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Guarantor's Board Resolution, Officers' Certificate, Guarantor's Officers' Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally received in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities.

Section 1.4  Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor or both of them. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Guarantor and any agent of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a Person acting in other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c)  The ownership of Securities shall be proved by the Securities
Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in paragraph (f) of this Section. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect). Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

     (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect). Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.6.

     (g) With respect to any record date set pursuant to paragraph (e) or (f) of this Section, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided, that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.

     (h) Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


Section 1.5  Notices, Etc., to Trustee, Company and Guarantor.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

               (a) the Trustee by any Holder, the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

               (b) the Company or the Guarantor, as the case may be, by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first-class, postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this Instrument, Attention: General Counsel, in the case of the Company, and Attention: General Counsel, in the case of the Guarantor, or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.


Section 1.6  Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. If, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or any Security, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient notification for every pur pose hereunder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


Section 1.7  Conflict with Trust Indenture Act.

     If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.8  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.9  Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Guarantor shall bind its successors and assigns, whether so expressed or not.


Section 1.1  Separability Clause.

     If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.1  Benefits of Indenture.

     Nothing in this Indenture or in the Securities or the Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


Section 1.1  Governing Law.

     This Indenture, the Securities and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws provisions thereof.


Section 1.1  Non-Business Days.

     If any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest, premium or principal on or other amounts in respect of such Security need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).

Section 1.14  Indenture and Securities Solely Corporate Obligations.

     No recourse for the payment of the principal of, any premium or interest on or any other amounts with respect to any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.

Section 1.15  Submission to Jurisdiction.

     Each of the Company and Guarantor agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture on the Securities may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, each of the Company and the Guarantor hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding.
Each of the Company and the Guarantor also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities any immunity from jurisdiction and any immunity from legal process (whether through services of notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. Each of the Company and the Guarantor hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities for the term of this Indenture, CT Corporation, 111 8th Avenue, New York, New York 10011, as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to Mutual Group Ltd., One Logan Square, Suite 1500, Philadelphia, Pennsylvania 19103, Attention: General Counsel and to Mutual Risk Management Ltd., 44 Church Street, Hamilton HM12 Bermuda, Attention:
General Counsel), brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by each of the Company and the Guarantor to be effective and binding service on it in every respect whether or not the Company or the Guarantor shall then be doing or shall have at any time done business in New York. Such appointment shall be irrevocable so long as any of the Securities or the obligations of the Company or the Guarantor hereunder remain outstanding until the appointment of a successor by the Company or the Guarantor and such successor's acceptance of such appointment. Upon such acceptance, the Company and the Guarantor shall notify the Trustee of the name and address of such successor. Each of the Company and the Guarantor further agrees for the benefit of the Trustee and the Holders of the Securities to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said CT Corporation in full force and effect so long as any of the Securities or the obligations of the Company or the Guarantor hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company or the Guarantor to take any such action. Nothing herein shall affect the right of the Trustee or any Holder to institute proceedings against the Company or the Guarantor in the courts of any other jurisdiction or jurisdictions.


                                  ARTICLE II

                                Security Forms


Section 2.1  Forms Generally.

     The Securities of each series and the Trustee's certificate of authentication shall be in substantially the form or forms set forth in this Article, or in such other forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such securities.


Section 2.2  Form of Face of Security.

                              Mutual Group, Ltd.
                              [Title of Security]


No.                                                              $

     MUTUAL GROUP, LTD., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of __________ Dollars on __________ __, ___ [if the Security is a Global Security, then insert-- or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture,] [; provided, that the Company may shorten or extend the Stated Maturity of the principal of this Security to a date not earlier than ________ and not later than ________ at any time on one or more occasions, subject to certain conditions specified in Section 3.12 of the Indenture.] The Company further promises to pay interest on said principal sum from _______________, ___ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [monthly] [quarterly] [semi-annually] in arrears on [insert applicable Interest Payment Dates] of each year, commencing _______________, ___, at the rate [if fixed rate, insert -- of ____%] [if floating rate, insert --- equal to _____% in excess of the Floating Rate Index] per annum, until the principal hereof is paid or duly provided for or made available for payment [if applicable, insert-- ; provided, that any overdue principal, premium, Additional Amounts and any overdue installment of interest shall bear additional interest at the rate [if fixed rate, insert --- of ____%] [if floating rate, insert --- equal to _____% in excess of the Floating Rate Index] per annum (to the extent that the payment of such interest shall be legally enforceable), compounded [monthly] [quarterly] [semi-annually], from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of interest payable for any full interest period shall be computed by dividing the applicable rate per annum by [twelve/four/two]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment [if applicable, insert--, which shall be the [____________ or ____________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of and any premium and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the [insert Place of Payment], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer to an account at a banking institution in the United States that the Holder designates in writing to the Trustee at least 10 Business Days prior to the Interest Payment Date].

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER

PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                               MUTUAL GROUP, LTD.

                               By: ________________________________________
                                   Name:
                                   Title:

Attest:

__________________________________
[Secretary or Assistant Secretary]


Section 2.3.  Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under the Senior Indenture, dated as of _____ __, ____ (herein called the "Indenture"), among the Company, Mutual Risk Management Ltd. (the "Guarantor", which term includes any successor guarantor under the Indenture) and The Chase Manhattan Bank as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert--, limited in aggregate principal amount to $_____________].

     All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The terms of this Security include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act. This Security is subject to all such terms and the Holder of this Security is referred to the Indenture and the Trust Indenture Act for a statement of such terms.

     [If applicable, insert--This Security is entitled to the benefit of the Guarantee of the Guarantor. Reference is made to Article XIV of the Indenture and to the Guarantee for terms relating to such Guarantee.]

     [If applicable, insert--The Company may at any time, at its option, on or after _________, ____, and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time, at [if applicable, insert-- the following Redemption Prices (expressed as percentages of the principal amount hereof):

     If redeemed during the 12-month period beginning _____________,


                                             Redemption
                            Year                Price
                            ----             ----------




and thereafter at a Redemption Price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest to but excluding the date fixed for redemption,] [a Redemption Price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest to but excluding the date fixed for redemption.]

     [If the Security is subject to redemption of any kind, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If applicable, insert - The Securities of this series are not redeemable prior to Stated Maturity.]

     [The Indenture contains provisions for satisfaction and discharge of [the entire indebtedness of] [or] [certain restrictive covenants and Events of Default with respect to] this Security [, in each case] upon compliance by the Company or the Guarantor with certain conditions set forth in the Indenture.]

     The Indenture permits, with certain exceptions as therein provided, the Company, the Guarantor and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company or the Guarantor, as the case may be, and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, as the case may be, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     [If the Security is not a Discount Security, insert--As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Company and, in certain cases, the Guarantor (and to the Trustee if given by Holders); and upon any such declaration the principal amount of and the accrued interest on all the Securities of this series shall become immediately due and payable.]

     [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $____________ and any integral multiple of $____________ in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

     This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.


Section 2.4.  Additional Provisions Required in Global Security.

     Unless otherwise specified as contemplated by Section 3.1, any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

     "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE."

Section 2.5.  Additional Provisions Required in Guaranteed Security.

     Any Guaranteed Security issued hereunder shall, in addition to the provisions contained in Sections 2.2, 2.3 and 2.4 (if applicable), have endorsed thereon the Guarantee in substantially the form set forth in Section 14.6, or in such other form as shall be established by or pursuant to a Guarantor Board Resolution, or established in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

Section 2.6.  Form of Trustee's Certificate of Authentication.

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                                  THE CHASE MANHATTAN BANK,
                                                  as Trustee

                                                  By:___________________________
                                                  Authorized officer

                                  ARTICLE III

                                The Securities

Section 3.1.  Title and Terms.

     The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and set forth in an Officers' Certificate or established in one or more indentures supplemental hereto:

          (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

          (b) the limit, if any, upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to the provisions of this Indenture and except for any Securities that, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof, and any dates on which or circumstances under which, the Company shall have the right to extend or shorten such Stated Maturity or Maturities;

          (d) the rate or rates at which the Securities of such series shall bear interest, if any, and, if such interest is determined by reference to a floating interest rate, the Floating Rate Index and Calculation Agent, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

          (e) the extent, if any, to which the Securities of such series or the related Guarantee will be secured;

          (f) the place or places where the principal of and any premium and interest on the Securities of such series shall be payable, the place or places where the Securities of such series and any related Guarantee may be presented for registration of transfer or exchange, any restrictions that may be applicable to any such transfer or exchange in addition to or in lieu of those set forth herein, and the place or places where notices and demands to or upon the Company or the Guarantor in respect of the Securities of such series and any related Guarantee may be made;

          (g) the obligation of the Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of the Company or a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation or option;

          (h) if the amount of principal of or any premium or interest on any Securities of such series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined.

          (i) if other than Dollars, the currency or currencies (including any currency unit or units) in which the principal of and any premium and interest on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for any purpose, including for purposes of the definition of Outstanding;

          (j) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable or the manner in which such amount shall be determined;

          (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

          (l) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined;

          (m) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 13.2 or Section
     13.3 or both such Sections;

          (n) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends that shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

          (o) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Company or the Guarantor set forth herein with respect to the Securities of such series;

          (p) the appointment of any Paying Agent or agents for the Securities of such series;

          (q) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

          (r) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

          (s) if applicable, whether such Securities shall not be Guaranteed Securities; and

          (t) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(e)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.


Section 3.2.  Denominations.

     The Securities of each series shall be issuable only in registered form without coupons and in denominations of $1,000 and any integral multiple of $1,000 in excess thereof, unless otherwise specified as contemplated by Section 3.1.

Section 3.3.  Execution, Authentication, Delivery and Dating.

     (a) The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication with, if applicable, the Guarantee endorsed thereon duly executed by the Guarantor, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating:

          (i) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (ii) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

          (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, indemnities or immunities under the

Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

     (c) Notwithstanding the provisions of Section 3.1 and of paragraph (b) of this Section, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to paragraph (b) of this Section at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     (d) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     (e)  Each Security shall be dated the date of its authentication.


Section 3.4.  Temporary Securities.

     (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with, if applicable, a temporary Guarantee endorsed thereon duly executed by the Guarantor and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. A temporary Guarantee shall be substantially in the form of the definitive Guarantee in lieu of which it is issued, but with such omissions, insertions and variations as may be appropriate for a temporary Guarantee, all as may be determined by the Guarantor.

     (b) If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities, with, if applicable, a Guarantee endorsed thereon, duly executed by the Guarantor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.


Section 3.5.  Global Securities.

     (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee and the Company in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security and no qualified successor is appointed by the Company within 90 days of receipt by the Company of such notice, (ii) such Depositary has ceased to be a clearing agency registered under the Exchange Act and no qualified successor is appointed by the Company within 90 days after its receipt of notice or its becoming aware of such event, (iii) the Company executes and delivers to the Trustee a Company Order stating that the Company elects to terminate the book-entry system through the Depositary, or (iv) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

     (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions, the Trustee shall, subject to this Section and as otherwise provided in this Article, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary, with, if applicable, a Guarantee endorsed thereon, duly executed by the Guarantor. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

     (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article, Section 9.6 or 11.7 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     (e) The Depositary or its nominee, as the registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

     (f) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

     (g) The registered holder of a Global Security may grant proxies to any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture, the Guarantee and the Securities.


Section 3.6.  Registration, Transfer and Exchange.

     (a) The Company shall cause to be kept at the Corporate Trust Office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities

(the "Securities Register"). The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     (b) Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company designated for that purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of like tenor and aggregate principal amount, with, if applicable, a Guarantee endorsed thereon, duly executed by the Guarantor.

     (c) At the option of the Holder, Securities of a series may be exchanged for other Securities of the same series of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive, with, if applicable, a Guarantee endorsed thereon, duly executed by the Guarantor.

     (d) All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     (e) Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

     (f) No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     (g) The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of that series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     (h) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

Section 3.7.  Mutilated, Destroyed, Lost and Stolen Securities.

     (a) If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, of like tenor and aggregate principal amount and bearing a number not contemporaneously outstanding, with, if applicable, a Guarantee endorsed thereon, duly executed by the Guarantor.

     (b) If there shall be delivered to the Company, the Guarantor, if applicable and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series, of like tenor and principal amount as such destroyed, lost or stolen Security and bearing a number not contemporaneously outstanding, with, if applicable, a Guarantee endorsed thereon, duly executed by the Guarantor.

     (c) If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     (d) Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     (e) Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, if applicable, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

     (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.8.  Payment of Interest; Interest Rights Preserved.

     (a) Except as otherwise contemplated by Section 3.1 with respect to any series of Securities, interest on any Security of any series that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity, redemption or repayment of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the related series of Securities.

     (b) Any interest on any Security of any series that is due and payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (i) or (ii) below:

          (i) The Company or the Guarantor, if applicable, may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor, if applicable, shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment at least 30 days prior to such date, and at the same time the Company or the Guarantor, if applicable, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company and the Guarantor, if applicable, of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, if applicable, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in

     Section 1.6, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date; or

          (ii) The Company or the Guarantor, if applicable, may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed and, upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor, if applicable, to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     (c) Unless otherwise provided in or pursuant to this Indenture or any supplemental indenture, interest on the Securities of any series will be payable, at the option of the Company or the Guarantor, (i) by check mailed to the address of the Holder as such address appears in the Securities Register for the Securities of such series or (ii) by wire transfer to an account at a banking institution in the United States that the Holder designates in writing to the Trustee at least 10 Business Days prior to the Interest Payment Date.


Section 3.9.  Persons Deemed Owners.

     (a) Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, any premium and (subject to Section 3.8) interest on and any Additional Amounts with respect to such Security and for all other purposes whatsoever, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

     (b) No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.


Section 3.10.  Cancellation.

     All Securities surrendered for payment, redemption, transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and any such Securities delivered to the Trustee for any purpose shall be promptly canceled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder that the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary practices and the Trustee shall deliver to the Company a certificate of such disposition.


Section 3.11.  Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any partial month in such period, and interest on the Securities of each series for a full period shall be computed by dividing the rate per annum by the number of interest periods that together constitute a full twelve months.


Section 3.12.  Shortening and Extending Stated Maturity.

     (a) If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of any series, the Company shall have the right to shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such series. In the event that the Company elects to shorten the Stated Maturity of the Securities of such series, it shall give written notice to the Trustee.

     (b) If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of any series, the Company shall have the right to extend the Stated Maturity of the principal of the Securities of such series at any time. In the event that the Company elects to extend the Stated Maturity of the Securities of such series, it shall give written notice to the Trustee.


Section 3.13.  CUSIP Numbers.

     The Company in issuing the Securities may use CUSIP numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption and other similar or related matters as a convenience to Holders; provided, that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE IV

                          Satisfaction and Discharge


Section 4.1.  Satisfaction and Discharge of Indenture.

     Upon a Company Request by the Company or a Guarantor Request by the Guarantor, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and as otherwise provided in this Section) and the Trustee, on the demand of and at the expense of the Company or the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (a)  either

          (i) all Securities theretofore authenticated and delivered (other than (A) Securities that have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.7 and
     (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and there after repaid to the Company or the Guarantor or discharged from such trust as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

          (ii) all such Securities not theretofore delivered to the Trustee for cancellation

               (A)  have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year of the date of deposit, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company or the Guarantor, and the Company or the Guarantor, in the case of paragraph (ii)(A), (B) or
     (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose (x) an amount in the currency or currencies in which the Securities of such series are payable, (y) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount or (z) a combination thereof, in each case where any Government Obligations are deposited, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, any premium and interest and any Additional Amounts in respect thereof to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel or the Guarantor has delivered to the Trustee a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 6.7, the obligations of the Company and the Guarantor to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to paragraph (a)(ii) of this Section, the obligations of the Trustee under Section 4.2 and Section 10.3(e) shall survive.

     The Company and the Guarantor, jointly and severally, agree to pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to this Section or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.


Section 4.2.  Application of Trust Money.

     Subject to the provisions of Section 10.3(e), all money and Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium, interest and Additional Amounts for the payment of which such money and Government Obligations (including the proceeds thereof) have been deposited with or received by the Trustee.


                                   ARTICLE V

                                   REMEDIES


Section 5.1.  Events of Default.

     "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) except as may be specified pursuant to Section 3.1:

          (a) default in the payment of any interest upon any Security of that series, or any Additional Amounts payable with respect thereto, when such interest becomes, or such Additional Amounts become, due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of or any premium on any Security of that series at its Maturity, or any Additional Amounts payable with respect thereto, when such principal or premium becomes, or such Additional Amounts become, due and payable at their Maturity; or

          (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of such series; or

          (d) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is specifically dealt with elsewhere in this Section or that has expressly been included in this Indenture solely for the benefit of series of Securities other than such series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company and the Guarantor (if a Guarantee is in effect with respect to Securities of that series) by the Trustee or to the Company and the Guarantor (if a Guarantee is in effect with respect to Securities of that series) and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities that gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; or

          (e) a default under any (i) indebtedness for any money borrowed by the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) (includ ing a default with respect to Securities of any series other than that series), (ii) mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series), or (iii) guarantee by the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that Series) of payment for money borrowed, which default shall consist of a payment default at the stated maturity thereof, after giving effect to any applicable grace period, or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness or accelerated indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company and the Guarantor (if a Guarantee is in effect with respect to Securities of that series) by the Trustee or to the Company, the Guarantor (if a Guarantee is in effect with respect to Securities of that series) and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company or the Guarantor, as the case may be, to cause such indebtedness or accelerated indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; provided, that a default shall exist under this subsection only if the aggregate principal amount outstanding under all such indebtedness that is so in default or has become due prior to the date on which it would otherwise become due and payable exceeds $40,000,000; or

          (f) the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) shall fail within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $40,000,000, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; or

          (g) the entry by a court having jurisdiction in the premises of a decree or order adjudging the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) or of any substantial part of the Company's or the Guarantor's (if a Guarantee is in effect with respect to Securities of that series) property, or ordering the winding up or liquidation of the Company's or the Guarantor's (if a Guarantee is in effect with respect to Securities of that series) affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (h) the filing by the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) or of any substantial part of the Company's or the Guarantor's (if a Guarantee is in effect with respect to Securities of that series) property, or the making by the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) of an assignment for the benefit of creditors, or the admission by it in writing of the Company's or the Guarantor's (if a Guarantee is in effect with respect to Securities of that series) inability to pay its debts generally as they become due, or the authorization of any such action by the Company's or the Guarantor's Board of Directors; or

          (i) any Guarantee with respect to the Securities of any series ceases to be in full force and effect or the Guarantor denies in writing that it has liability under the Guarantee with respect to the Securities of such series (other than by reason of the termination of this Indenture); or

          (j) any other Event of Default provided with respect to Securities of that series.


Section 5.2.  Acceleration of Maturity; Rescission and Annulment.

     (a) If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event or Default specified in Section 5.1(g) or (h)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount of and all unpaid accrued interest and premium on all of the Securities of that series (or, if the Securities of that series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) to be due and payable immediately, by a notice in writing to the Company and the Guarantor (if a Guarantee is in effect with respect to Securities of that series) (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) of, accrued interest and premium on all of the Securities of such series shall become immediately due and payable.

     If an Event of Default specified in Section 5.1(g) or (h) occurs, all unpaid principal of and accrued interest and premium on the Outstanding Securities of that series (or such lesser amount as may be provided for in the Securities of such series) shall automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

     (b) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding

Securities of that series, by written notice to the Company, the Guarantor (if a Guarantee is in effect with respect to Securities of that series) and the Trustee, may rescind and annul such declaration and its consequences if

          (i) the Company or the Guarantor (if a Guarantee is in effect with respect to Securities of that series) has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all Securities of that series and any Additional Amounts with respect thereto,

               (B) the principal of and any premium on any Securities of that series which have become due otherwise than by such declaration of acceleration and any Additional Amounts with respect thereto and any interest thereon at the rate prescribed therefor in such Securities;

               (C) all overdue sinking fund payments with respect to Securities of such series and interest thereon at the rate prescribed therefor in such Securities,

               (D) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and Additional Amounts at the rate prescribed therefor in such Securities, and

               (E) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (ii) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.


Section 5.3.  Collection of Indebtedness and Suits for Enforcement by Trustee.

     (a) The Company and the Guarantor (if a Guarantee is in effect with respect to Securities of that series) covenant that if

          (i) default is made in the payment of any installment of interest on or any Additional Amounts, payable with respect to such interest, with respect to any Security of any series when such interest or Additional

     Amounts shall have become due and payable and such default continues for a period of 30 days, or

          (ii) default is made in the payment of the principal of or any premium on any Security or any Additional Amounts with respect thereto at the Maturity thereof, or

          (iii) default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security of any series,

the Company or the Guarantor, as the case may be, will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and any Additional Amounts and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and any premium and interest at the rate prescribed therefor in such Securities, and, in addition thereto, all amounts owing to the Trustee, its agents and counsel under Section 6.7.

     (b) If the Company or the Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon such Security and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Security, wherever situated.

     (c) If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


Section 5.4.  Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company, the Guarantor (or any other obligor upon the Securities), their respective property or their respective creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay any amounts due the Trustee, its agents and counsel under
Section 6.7.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


Section 5.5.  Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee, its agents and counsel under Section 6.7, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


Section 5.6.  Application of Money Collected.

     Any money or property collected or to be applied by the Trustee pursuant to this Article with respect to a series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee, its agents and counsel under Section 6.7;

          Second: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, any premium and interest, respectively; and

          Third: The balance, if any, to the Person or Persons entitled thereto.


Section 5.7.  Limitation on Suits.

     Subject to Section 5.8, no Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, assignee, trustee, liquidator, sequestor (or other similar official) or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding for 60 days ; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


Section 5.8.  Unconditional Right of Holders to Receive Principal, Premium and
               Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.8) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.


Section 5.9.  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


Section 5.10. Rights and Remedies Cumulative.

     Except as otherwise provided in Section 3.7(f), no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


Section 5.11. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


Section 5.12. Control by Holders.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided, that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture,

          (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

          (c) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or involve the Trustee in personal liability.


Section 5.13. Waiver of Past Defaults.

     (a) The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Event of Default hereunder with respect to such series and its consequences, except an Event of Default:

          (i) in the payment of the principal of or any premium or interest on any Security of such series (unless such Event of Default has been cured and the Company or the Guarantor, if applicable, has paid to and deposited with the Trustee a sum sufficient to pay all matured installments of interest and all principal of and any premium on all Securities of that series due otherwise than by acceleration) or

          (ii) in respect of a covenant or provision hereof that under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     (b) Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series.

     (c) Upon any such waiver, such Event of Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.


Section 5.14. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by its, his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this

Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company or the Guarantor, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any premium or interest on any Security on or after the Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


Section 5.15. Waiver of Usury, Stay or Extension Laws.

     The Company and the Guarantor each (to the extent that it may lawfully do so) covenant that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor each (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE V1

                                  THE TRUSTEE


Section 6.1.  Certain Duties and Responsibilities.

     The rights, immunities, duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reason able grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2.  Notice of Defaults.

     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default actually known to the Trustee within 90 days after it occurs unless such default shall have been cured or waived; provided, that except in the case of a default in the payment of the principal of or any premium or interest on any Securities of any series or in the making of any sinking fund payment payable with respect to Securities of any series, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that withholding the notice is in the interest of Holders of Securities of that series; and provided, further, that in the case of any default of the character specified in Section 5.1(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


Section 6.3.  Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company or the Guarantor shall be sufficiently evidenced by a Company Request or Company Order or by a Guarantor Request or a Guarantor Order, as the case may be, and any resolution of the Board of Directors or the Guarantor's Board of Directors shall be sufficiently evidenced by a Board Resolution or by a Guarantor Board Resolution, as the case may be;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or, if such matter pertains to the Guarantor, a Guarantor's Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, security or other paper or document, but the Trustee, in its discretion, may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, if applicable, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Indenture and no permissive power or authority available to the Trustee shall be construed to be a duty;

          (i) the Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer of the Trustee assigned to its Corporate Trust Office shall have actual knowledge thereof or (ii) the Trustee shall have received notice thereof from the Company or a Holder; and

          (j) in the event that the Trustee is also acting as Paying Agent, Authenticating Agent, Calculation Agent or Transfer Agent and Securities Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article shall also be afforded such Paying Agent, Authenticating Agent, Calculation Agent or Transfer Agent and Securities Registrar.

Section 6.4.  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Guarantee or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.


Section 6.5.  May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authen ticating Agent, Paying Agent, Securities Registrar or such other agent.


Section 6.6.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder, except as otherwise agreed with the Company.


Section 6.7.  Compensation and Reimbursement.

     (a)  The Company and the Guarantor jointly and severally agree:

          (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (ii) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provi sion of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (iii)to indemnify the Trustee and its officers, directors, agents and employees for, and to hold them harmless against, any loss, liability, damage, claim or expense (including the reasonable compensation, expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of the Trustee's duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     (b) The Trustee shall have a lien prior to the Securities upon all property and funds held or collected by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     (c) Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(g) or 5.1(h) occurs, the expenses (including the reasonable charges and expenses of its agents and counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal, state or foreign bankruptcy, insolvency or other similar law.

     (d) The obligations of the Company under this Section shall survive the satisfaction and discharge of this Indenture, the defeasance of the Securities and the earlier resignation or removal of the Trustee.


Section 6.8. Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or under any other indenture with respect to securities issued by the Company or issued or guaranteed by the Guarantor.

Section 6.9.  Corporate Trustee Required; Eligibility.

     There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be the Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.


Section 6.10. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d)  If at any time:

          (i) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (iii)the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company, by a Board Resolution, may remove the Trustee with respect to the Securities of all series issued hereunder or (y) subject to Section 5.14, any such Holder may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of all series issued hereunder and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 5.14, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.


Section 6.11. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor (if a Guarantee is in effect with respect to any Securities) the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company or the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


Section 6.12. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.


Section 6.13. Preferential Collection of Claims Against Company or Guarantor.

     If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).


Section 6.14. Appointment of Authenticating Agent.

     (a) The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue (in accordance with procedures acceptable to the Trustee) and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.7, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the

Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent, shall be the successor an Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent eligible under the provisions of this Section, which shall be acceptable to the Company, and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.

     (d) The Company and the Guarantor jointly and severally agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     (e) If an appointment of an Authenticating Agent with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:                                                 THE CHASE MANHATTAN BANK,
                                                       As Trustee



                                                       By......................,
                                                       As Authenticating Agent



                                                       By.......................
                                                       Authorized Officer


                                  ARTICLE VII

               Holder's Lists and Reports by Trustee and Company


Section 7.1. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

          (a) 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

in each case to the extent such information is in the possession or control of the Company and has not otherwise been received by the Trustee in its capacity as Securities Registrar.

Section 7.2. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


Section 7.3. Reports by Trustee.

     (a) If required by Section 3.13(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each September 15 following the date of this Indenture, deliver to the Holders a brief report, dated as of such September 15, which complies with the provisions of Section 3.13(a) of the Trust Indenture Act.

     (b) The Trustee shall transmit to Holders such other reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange or system upon which any Securities are listed or traded, with the Commission and with the Company. The Company shall notify the Trustee when any Securities are listed or traded on any securities exchange or system.


Section 7.4. Reports by Company.

     (a) The Company shall furnish to the Holders and to prospective purchasers of Securities that are not registered under the Securities Act, upon their request, the information required to be furnished pursuant to Rule 144A(d)(4) under the Securities Act.

     (b) The Company and the Guarantor, if applicable, shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE VIII

             Consolidation, Merger, Conveyance, Transfer or Lease


Section 8.1. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (a) if the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be a corporation validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on all the Securities of every series and the performance or observance of every covenant of this Indenture and the Securities on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section.


Section 8.2. Successor Substituted.

     (a) Upon any consolidation of the Company with, or merger of the Company into, any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities.

     (b) Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

     (c) In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.


Section 8.3. Guarantor May Consolidate, Etc., Only on Certain Terms.

          The Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Guarantor, unless:

          (a) if the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Guarantor is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation validly existing under the laws of the United States of America, any State thereof, the District of Columbia or Bermuda and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the Guarantee with respect to each Guaranteed Security and the performance or observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (c) the Guarantor has delivered to the Trustee a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee may rely upon such Guarantor's Officers' Certificate and such Opinion of Counsel as conclusive evidence that such transaction complies with this Section.


Section 8.4  Successor Substituted.

     (a) Upon any consolidation of the Guarantor with, or merger of the Guarantor into, any other Person, or any conveyance, transfer or lease by the Guarantor of its properties and assets substantially as an entirety to any Person in accordance with Section 8.3, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein, and thereafter, except in the case of a lease, the Guarantor shall be discharged from all obligations and covenants under this Indenture, the Guarantees and the Securities.

     (b) Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Guarantor, any or all of the Guarantees issuable hereunder that theretofore shall not have been signed by the Guarantor and delivered to the Trustee; and, upon the order of such successor Person instead of the Guarantor and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall deliver any Guarantees that previously shall have been signed and delivered by the officers of the Guarantor to the Trustee pursuant to such provisions and any Guarantees that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore or thereafter issued in accordance with the terms of this Indenture.

     (c) In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities and Guarantees thereafter to be issued as may be appropriate.


                                  ARTICLE IX

                            Supplemental Indentures


Section 9.1.  Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantor (if the Securities established or affected by such supplemental indenture are Guaranteed Securities), when authorized by a Guarantor Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1 or to establish the form of a Guarantee with respect to the Securities of any series as permitted by Section 2.5; or

          (b) to evidence the succession of another Person to the Company or the Guarantor, if applicable, and the assumption by any such successor of the covenants of the Company or the Guarantor, if applicable, herein and in the Securities or the Guarantee; or

          (c) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (d) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided, that any such addition, change or elimination (i) shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (ii) shall not apply to any Outstanding Securities; or

          (f) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee for the purposes of securing the Securities; or

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (h) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided, that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

          (i) to comply with the requirements of the Commission in order to effect or maintain qualification of this Indenture under the Trust Indenture Act.


Section 9.2  Supplemental Indentures With Consent of Holders.

     (a) With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of such Holders delivered to the Company, the Guarantor (if such affected Securities are Guaranteed Securities) and the Trustee, the Company (by a Board Resolution), the Guarantor (by a Guarantor Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series affected thereby,

          (i) change the Stated Maturity of the principal of, any premium or interest on or Additional Amounts with respect to, any Security, or reduce the principal amount of any Security or the rate of interest thereon or any premium payable upon the redemption thereof or otherwise, or reduce the principal amount of a Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, modify the calculation of the rate of interest on any Security or change the date on which any Senior Note may be redeemed, or change the Place of Payment where, or the coin or currency in which, any Guarantee or any Security or any premium or interest thereon or any Additional Amounts with respect thereto are payable, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof or, in the case of redemption on or with respect to any Securities, on or after the Redemption Date, or

          (ii) reduce the percentage in aggregate principal amount of the Outstanding Securities of any series, the consent of whose Holders is required to enter into any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with any provisions of this Indenture or any default hereunder and their consequences provided for in this Indenture, or

          (iii)modify any of the provisions of this Section, Section 5.13 or
     Section 10.11, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Out standing Security affected thereby; provided, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.11, or the deletion of this proviso, in accordance with the requirements of Sections
     6.11 and 9.1(g), or

          (iv) if the Securities are Guaranteed Securities, reduce any amount payable under, delay or defer the required time of payment under, or impair the right to institute suit to enforce any payment under the Guarantee, or

          (v) modify the terms of the Guarantee contained in Article XIV in any manner adverse to the Holders.

     (b) A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     (c) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


Section 9.3. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, responsibilities or immunities under this Indenture or otherwise.


Section 9.4. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


Section 9.5. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


Section 9.6. Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding

Securities of such series, with, if applicable, a Guarantee endorsed thereon, duly executed by the Guarantor.


                                   ARTICLE X

                                   Covenants


Section 10.1. Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of such Securities and this Indenture.


Section 10.2.  Maintenance of Office or Agency.

     (a) The Company and the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series and the related Guarantee may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series, the related Guarantee and this Indenture may be served. The Company and the Guarantor initially appoint the Trustee, acting through its Corporate Trust office, as its agent for such purposes. The Company or the Guarantor will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company or the Guarantor shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and the Guarantor hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

     (b) The Company or the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series and the related Guarantee may be presented or surrendered for any or all of such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company and the Guarantor of their obligations to maintain an office or agency in each Place of Payment for Securities of any series and the related Guarantee for such purposes. The Company or the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such office or agency.


Section 10.3. Money for Security Payments to be Held in Trust.

     (a) If the Company shall at any time act as its own Paying Agent or if the Guarantor shall act as Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee in writing of its action or failure so to act. If the Guarantor shall at any time act as its own Paying Agent with respect to the Guarantee, it will, on or before each date on which amounts payable under the Guarantee are due and payable, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay all amounts then due and payable under the Guarantee until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee in writing of its action or failure so to act.

     (b) Whenever the Company shall have one or more Paying Agents (other than the Guarantor) for any series of Securities, it will, prior to 10:00 a.m., New York City time, on each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided in the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. Whenever the Guarantor shall have one or more Paying Agents for the Guarantee of any Guaranteed Security, it will, prior to 10:00 a.m., New York City time, on each date that amounts are due under such Guarantee, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided in the Trust Indenture Act and (unless such Paying Agent is the Trustee) the Guarantor will promptly notify the Trustee in writing of its action or failure to so act.

     (c) The Company will cause each Paying Agent for any series of Securities other than the Trustee or the Guarantor and the Guarantor will cause each Paying Agent for the Guarantee other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     (d) The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall (unless otherwise required by mandatory provision of the applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, (or, if deposited by the Guarantor, paid on Guarantor Request to the Guarantor) or (if then held by the Company or the Guarantor) shall (unless otherwise required by mandatory provision of the applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor, if applicable, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or Guarantor as trustee thereof, shall thereupon cease; provided, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company or the Guarantor, if applicable, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, if applicable.


Section 10.4. Statement by Officers as to Compliance.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (one of the signatories to which shall be the principal financial officer, principal executive officer or principal accounting officer of the Company) covering the preceding fiscal year, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any grace period or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


Section 10.5    Statement by Guarantor's Officers as to Compliance.

     The Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, a Guarantor's Officers' Certificate (one of the signatories to which shall be the principal financial officer, principal executive officer or principal accounting officer of the Guarantor) covering the preceding fiscal year, stating whether or not to the knowledge of the signers thereof the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any grace period or requirement of notice provided hereunder) and, if the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


Section 10.6    Existence.

     Subject to Article VIII and Section 10.9, each of the Company and the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its and its Subsidiaries' existence, rights (charter and statutory) and franchises; provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if the Company's Board of Directors or the Guarantor's Board of Directors, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.


Section 10.7    Payment of Taxes and Other Claims.

     Each of the Company and the Guarantor shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or the Guarantor, as the case may be, or any of their respective Subsidiaries or upon the income, profits or property thereof, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or the Guarantor, as the case may be, or any of their respective Subsidiaries; provided, however, that neither the Company nor the Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate reserves have been established to the extent required by generally accepted accounting principles.


Section 10.8    Limitation on Liens on Stock of Significant Subsidiaries.

     Neither the Company (so long as any Securities are Outstanding) nor the Guarantor (so long as any Guaranteed Securities are outstanding) shall, and neither the Company (so long as any Securities are Outstanding) nor the Guarantor (so long as any Guaranteed Securities are outstanding) shall permit any of its Significant Subsidiaries at any time, directly or indirectly, to, create, assume, incur, or otherwise permit to exist any Debt secured by any Lien upon any shares of capital stock of any such Significant Subsidiary (whether such shares of stock are now owned or hereafter acquired) without effectively providing concurrently that the Securities or the Guarantee, as the case may be, (and, if the Company or the Guarantor, as the case may be, so elects, any other Debt of the Company or the Guarantor, as the case may be, that ranks equally with the Securities or the Guarantee, as the case may be,) shall be secured equally and ratably with or prior to such Debt for at least the time period such other Debt is so secured; provided, that this Section shall not apply, with respect to the Securities of any series, to any Debt existing on the date of the first issuance of Securities of such series that is so secured and any renewals, extensions or refundings of such Debt.


Section 10.9    Limitation on Disposition of Stock of Significant Subsidiaries.

     Subject to the provisions of Article VIII, neither the Company (so long as any Securities are Outstanding) nor the Guarantor (so long as any Guaranteed Securities are outstanding) will sell, transfer or otherwise dispose of any shares of capital stock of any of its Significant Subsidiaries, and neither the Company (so long as any Securities are Outstanding) nor the Guarantor (so long as any Guaranteed Securities are outstanding) will permit any such Significant Subsidiary to sell, transfer or otherwise dispose of any shares of capital stock of any other of its Significant Subsidiaries. Notwithstanding the foregoing, (i) the Company or the Guarantor may merge or consolidate any of its Significant Subsidiaries into or with another direct or indirect Subsidiary of the Company or the Guarantor and (ii) the Company or the Guarantor may, subject to the provisions of Article VIII, sell, transfer or otherwise dispose of the entire capital stock of any of its Significant Subsidiaries at one time for consideration consisting of cash or other property which is at least equal to the fair market value thereof as determined by the Board of Directors pursuant to a Board Resolution or by the Guarantor's Board of Directors pursuant to a Guarantor Board Resolution, in each case adopted in good faith.

Section 10.10   Original Issue Discount.

     For each year during which any Discount Securities are Outstanding, the Company shall furnish to each Paying Agent in a timely fashion such information as may be reasonably requested by each Paying Agent in order that each Paying Agent may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includible in income for each $25 of principal amount at Stated Maturity of outstanding Securities during such year.


Section 10.11   Waiver of Certain Covenants.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of such series, the Company or the Guarantor, if applicable, may, with respect to the Securities of any series, omit in any particular instance to comply with any covenant in Section 10.8 or 10.9 or provided pursuant to Section 3.1 or
Section 9.1(a) or (c) for the benefit of the Holders of such series if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant, but no such waiver shall extend to or affect such covenant, except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company or the Guarantor, if applicable, in respect of any such covenant shall remain in full force and effect.


                                  ARTICLE XI

                           Redemption of Securities


Section 11.1    Applicability of Article.

     Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for such Securities) in accordance with this Article.


Section 11.2    Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities. In case of any redemption at the election of the Company, the

Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.


Section 11.3    Selection of Securities to be Redeemed.

     (a) If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided, that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     (b) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed.

     (c) The provisions of paragraphs (a) and (b) of this Section shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

Section 11.4    Notice of Redemption.

     (a) Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

     (b) With respect to Securities of each series to be redeemed, each notice of redemption shall state:

          (i)    the Redemption Date;

          (ii) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price, as calculated by the Company, together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the day provided by the terms of such Securities (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

          (iii) if less than all Outstanding Securities of such series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

          (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon shall cease to accrue on and after said date;

          (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

          (vi)   that the redemption is for a sinking fund, if such is the case;
     and

          (vii) such other provisions as may be required in respect of the terms of such Securities.

     (c) Unless otherwise specified with respect to any Securities in accordance with Section 3.1, with respect to any redemption of Securities at the election of the Company, unless, upon the giving of notice of such redemption, Defeasance shall have been effected with respect to such Securities pursuant to Section 13.2, such notice may state that such redemption shall be conditional upon the receipt by the Trustee or the Paying Agent for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and any premium and interest on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the same manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Trustee or Paying Agent for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities that had been surrendered for payment upon such redemption.

     (d) Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, subject to paragraph (c) of this Section, and shall be irrevocable. The notice if mailed in the manner provided above shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.


Section 11.5    Deposit of Redemption Price.

     Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company or the Guarantor, if applicable, shall deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent with respect to such Securities or if the Guarantor is acting as Paying Agent with respect to such Securities or if the Guarantor is acting as its own Paying Agent with respect to the related Guarantee, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities (or portions thereof) that are to be redeemed on that date.


 Section 11.6   Payment of Securities Called for Redemption.

     (a) Except as provided in Section 11.4(c), after notice of redemption has been given, the Securities to be redeemed shall become due and payable on the Redemption Date at the place or places stated in such notice at the Redemption Price, together with accrued interest to the Redemption Date. Upon surrender of such Securities at a Place of Payment specified in such notice, such Securities shall be paid and redeemed by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.8.

     (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and any premium on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.


Section 11.7    Securities Redeemed in Part.

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms, with, if applicable, a Guarantee endorsed thereon, duly executed by the Guarantor.


                                  ARTICLE XII

                                 Sinking Funds


Section 12.1    Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.1 for such Securities. The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount that is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.


Section 12.2    Satisfaction of Sinking Fund Payments with Securities.

     In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than 16 months and no less than 60 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired by the Company, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided, that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


Section 12.3    Redemption of Securities for Sinking Fund.

     (a) Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.1) and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities pursuant to Section 12.2 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Officers' Certificate (or, as required by this Indenture, the Securities specified in such Officers' Certificate) by the due date therefor, the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 12.2 and without the right to make the optional sinking fund payment with respect to such series at such time.

     (b) Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent or by the Guarantor if the Guarantor is acting as Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or, if the Company is acting as its own Paying Agent or the Guarantor is acting as Paying Agent, segregated and held in trust by the Company or the Guarantor as provided in Section 10.3) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 12.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent or the Guarantor is acting as Paying Agent, segregated and held in trust as provided in
Section 10.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent or by the Guarantor if the Guarantor is acting as Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section
11.6. On or before each sinking fund payment date, the Company or the Guarantor, if applicable, shall pay to the Trustee (or, if the Company is acting as its own Paying Agent or the Guarantor is acting as Paying Agent, segregate and hold in trust as provided in Section 10.3) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.1) equal to the principal and any premium and interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.3 and any Additional Amounts with respect thereto.

     (c) Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee, or the Company, (if the Company is then acting as its own Paying Agent) or the Guarantor (if the Guarantor is acting as Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company or the Guarantor, as the case may be) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series; provided, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 12.3.

                                 ARTICLE XIII

                      Defeasance and Covenant Defeasance


Section 13.1    Company's Option to Effect Defeasance or Covenant Defeasance.

     The Company may elect, at its option at any time, to have Section 13.2 or
Section 13.3 applied to any Securities or any series of Securities designated pursuant to Section 3.1 as being defeasible pursuant to such Section 13.2 or 13.3, in accordance with any applicable requirements provided pursuant to
Section 3.1 and upon compliance with the conditions set forth below in this Article.


Section 13.2    Defeasance and Discharge.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company and the Guarantor, if applicable, shall be deemed to have been discharged from its obligations with respect to such Securities and under the Guarantee in respect thereof as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company and the Guarantor, if applicable, shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and under the Guarantee in respect thereof and to have satisfied all its other obligations under such Securities, such Guarantee and this Indenture insofar as such Securities and the Guarantee in respect thereof are concerned (and the Trustee, at the expense of the Company or the Guarantor, if applicable, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (b) the Company's and, if applicable, the Guarantor's, obligations with respect to such Securities under Sections 3.6, 3.7, 10.2 and 10.3, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) the provisions of this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.3 applied to such Securities.

Section 13.3    Covenant Defeasance.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (a) the Company and the Guarantor, if applicable, shall be released from its obligations under Sections 8.1, 8.3, 10.8 and 10.9 and any covenants provided pursuant to Section 3.1(o), 9.1(a), 9.1(c) or 9.1(f) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 5.1(d) (with respect to any of Sections 8.1, 8.3, 10.8 and 10.9 and any covenants provided pursuant to Sections 3.1(o), 9.1(a), 9.1(c) or 9.1(f)),
Section 5.1(e), (f) and (j) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company and the Guarantor, if applicable, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Notwithstanding anything herein to the contrary, no Covenant Defeasance shall release any successor Person referred to in Article VIII from its obligations to assume the obligations of the Company and the Guarantor, as applicable, under Section 6.7 as a condition to the consummation of any transaction contemplated by Section
8.1 or 8.3, as applicable.


Section 13.4    Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to the application of Section 13.2 or
Section 13.3 to any Securities or any series of Securities, as the case may be:

          (a) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) money in an amount or (ii) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities or Redemption Dates in accordance with the terms of this Indenture and such Securities.

          (b) In the event of an election to have Section 13.2 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case
     (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (c) In the event of an election to have Section 13.3 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.1(g) and
     (h), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          (g) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

          (h) If the money and/or Government Obligations deposited in trust pursuant to this Section are sufficient to pay and discharge such Securities on a Redemption Date, then at or prior to the time of such deposit, either notice of such redemption shall have been given in accordance with Section 11.4 or the Company shall have irrevocably instructed the Trustee to give such notice of redemption and arrangements satisfactory to the Trustee for the giving of such notice by the Trustee in the name, and at the expense, of the Company shall have been made.

          (i) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.


Section 13.5. Deposited Money and Government Obligations to Be Held in Trust; Miscellaneous Provisions.

     (a) Subject to the provisions of the last paragraph of Section 10.3, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.4 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

     (b) The Company and the Guarantor, jointly and severally, agree to pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     (c) Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon a Company Request (or, if deposited by the Guarantor, to the Guarantor from time to time upon a Guarantor Request) any money or Government Obligations held by it as provided in
Section 13.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.


Section 13.6.  Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities and the Guarantee from which the Company and the Guarantor, if applicable, have been discharged or released pursuant to Section
13.2 or 13.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.5 with respect to such Securities in accordance with this Article; provided, that if the Company or the Guarantor makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company or the Guarantor, as the case may be, shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.


Section 13.7.  Qualifying Trustee.

     Any trustee appointed pursuant to Section 13.4 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form reasonably acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related Defeasance or Covenant Defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.

                                  ARTICLE XIV

                            Guarantee And Indemnity

Section 14.1.  Applicability of Article.

     Securities of any series which are to be Guaranteed Securities shall be subject to the provisions of this Article XIV.

Section 14.2.  The Guarantee.

     The Guarantor hereby agrees to unconditionally and irrevocably guarantee (the form of such guarantee to be established as provided in Section 2.5), subject to the terms and conditions of the Guarantee, to each Holder of a Security authenticated and delivered by the Trustee (a) the due and punctual payment of the principal of and any premium and interest on and all other amounts on or in respect of such Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities. In case of the failure of the Company punctually to pay any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company. In case of the failure of the Company to perform any other obligation of the Company to the Holders of Securities of any series, for whatever reason, the Guarantor shall be obligated to perform or cause the performance of the same immediately. An Event of Default under this Indenture or the Securities of any series shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities of such series to accelerate the obligations of the Guarantor hereunder in the same manner and to the same extent as the obligations of the Company. The Trustee is entitled to enforce the Guarantee in accordance with the provisions of Article V.


Section 14.3.  Net Payments.

     All payments under the Guarantee shall be made by the Guarantor without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Bermuda or any other jurisdiction in which the Guarantor is organized or resident for tax purposes (each, a "taxing jurisdiction") or any political subdivision or taxing authority thereof or therein, unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by (i) the laws (or any regulations or ruling promulgated thereunder) of a taxing jurisdiction or any political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including a holding by a court of competent jurisdiction or by a taxing authority in a taxing jurisdiction or any political subdivision thereof). If any withholding or deduction at source is required, the Guarantor shall, subject to the limitations and exceptions set forth below, pay to the Holder of any such Security such additional amounts as may be necessary so that every net payment under the Guarantee made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in the Guarantee and this Indenture to be then due and payable (the "Additional Amounts"); provided, that
                                                                 --------
the Guarantor shall not be required to make payment of such Additional Amounts for or on account of:

          (1) any tax, fee, duty, assessment or governmental charge of whatever nature which would not have been imposed but for the fact that such Holder or the beneficial owner of such Security: (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant taxing jurisdiction or any political subdivision thereof or therein or otherwise had some connection with the relevant taxing jurisdiction or any political subdivision thereof or therein other than by reason of the mere ownership of, or receipt of payment under, such Security or the Guarantee; (B) presented the related Security for payment in the relevant taxing jurisdiction or any political subdivision thereof, unless such Security could not have been presented for payment elsewhere; or
               (C) presented such Security more than thirty (30) days after the date on which the payment in respect of such Security first became due and payable, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within such period of thirty (30) days;

          (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, fee, duty, assessment or other governmental charge; or

          (3) any tax, fee, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security to comply, within 90 days, with any reasonable request by the Guarantor addressed to the Holder or such beneficial owner (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice of the relevant taxing jurisdiction or any political subdivision thereof or therein as a precondition to exemption from all or part of such tax, fee, duty, assessment or other governmental charge;

nor shall Additional Amounts be paid with respect to any payment under the Guarantee to any Holder where the beneficial owner of the related Security is a fiduciary or partnership to the extent such payment would be required by the laws of the relevant taxing jurisdiction (or any political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary with respect to such fiduciary or partner of such partnership who would not have been entitled to such Additional Amounts had it been the Holder of the Security.

     Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series or the related Guarantee, at least 10 days prior to the first Interest Payment Date with respect to a series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below mentioned Guarantor's Officer's Certificate, the Guarantor shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, a Guarantor's Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, interest or any other amounts on the Securities of such series shall be made to Holders of Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this
Section 14.3. If any such withholding shall be required, then such Guarantor's Officer's Certificate shall specify by jurisdiction in which the Holders of Securities are resident for tax purposes the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Guarantor agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section 14.3. The Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Guarantor's Officer's Certificate furnished pursuant to this Section 14.3.

Section 14.4   Guarantee Unconditional, etc.

     The Guarantor hereby agrees that its obligations hereunder shall be as principal, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security, this Indenture or the obligations of the Company or any other guarantor to the Holders and the Trustee hereunder, any failure to enforce the provisions of any Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest on and sinking fund payments required with respect to, the Securities and the complete performance of all other obligations contained in the Securities, this Indenture and the Guarantee. This Guarantee is a guarantee of payment and not of collection. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 5.2 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or prohibition extant under any bankruptcy, insolvency, reorganization or other similar law of any jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby (in accordance with procedures acceptable to the Trustee), and (2) in the event of any acceleration of such obligations as provided in Article V, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee. Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Securities or against the Company or any other Person or any property of the Company or any other Person before the Trustee is entitled to demand payment and performance by the Guarantor of its liabilities and obligations under this Guarantee or under this Indenture.

     This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on such Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities of the relevant Series shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 14.5.  Execution of Guarantee.

     To evidence its guarantee specified in this Article XIV to the Holders of any Security of any series, the Guarantor hereby agrees to execute the Guarantee, in substantially the form set forth in Section 14.6 (except as otherwise permitted by Section 2.5) to be endorsed on each Security of such series authenticated and delivered by the Trustee. Such Guarantee shall be executed on behalf of the Guarantor by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. A Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Guarantee or did not hold such offices at the date of such Guarantee.

     If the form of the Guarantee of the series has been established in or pursuant to one or more Guarantor Board Resolutions as permitted by Section 2.5, in authenticating the Securities on which such Guarantee is endorsed, and accepting the additional responsibilities under this Indenture in relation to such Guarantee, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Guarantee has been established by or pursuant to Guarantor Board Resolution as permitted by Section 2.5, that such form has been established in conformity with the provisions of this Indenture;

          (b) that the Guarantee, when the Securities on which the Guarantee is endorsed have been authenticated and delivered by the Trustee and the Guarantee has been issued by the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

          (c) that all laws and requirements in respect of the execution and delivery by the Guarantor of such Guarantee have been complied with.

If such form has been so established for such Guarantee, the Trustee shall not be required to authenticate the Securities on which such Guarantee is endorsed if the issue of such Guarantee pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities, the Guarantee and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     A Guarantee shall not be valid or become obligatory for any purpose with respect to a Security of any series until there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature of an authorized officer, and such certificate upon any such Security shall be conclusive evidence, and the only evidence, that such Guarantee has been duly delivered hereunder.

Section 14.6.  Form of Guarantee.

     FOR VALUE RECEIVED, MUTUAL RISK MANAGEMENT LTD., a Bermuda corporation (the "Guarantor," which term includes any successor guarantor under the Indenture referred to in the Security upon which this Guarantee is endorsed (the "Indenture")), hereby guarantees to the holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, any premium and interest on such Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, redemption, repayment or otherwise and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and such Security.

     The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Guarantee.

     This Guarantee constitutes a guarantee of payment and not of collection and is unsecured and ranks equally and ratably with all other unsecured and unsubordinated obligations of the Guarantor.

     The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee, and to constitute the same the legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms have been done and performed and have happened in compliance with all applicable laws.

     This Guarantee is dated the date of the Security upon which it is endorsed.

     All capitalized terms used in this Guarantee but not defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The terms of this Guarantee include those stated in the Indenture. This Guarantee is subject to all such terms, and Holders are referred to the Indenture for a statement of such terms.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.


                                        MUTUAL RISK MANAGEMENT LTD.

                                        By_______________________
                                        Name:
                                        Title:

Section 14.7.   Subrogation.

     The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of a Guarantee; provided, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and any premium and interest on and sinking fund payments required with respect to, all Securities of the series of which such Security is a part shall have been paid in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Securities of the relevant series shall not have been paid in full, such amount shall have been deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities of such series, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon such Securities, whether matured or unmatured, in accordance with the terms of this Indenture.

Section 14.8.  Indemnity.

     As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Company under this Indenture or the Securities but which is for any reason (whether or not now known or becoming known to the Company, the Guarantor, the Trustee or any Holder of any Security) not recoverable from the Guarantor on the basis of a guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand. This indemnity constitutes a separate and independent obligation from the other obligations in this Indenture, gives rise to a separate and independent cause of action and will apply irrespective of any indulgence granted by the Trustee or any Holder of any Security.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.


                                             MUTUAL GROUP LTD., as Issuer


                                             By______________________________
                                             Name:
                                             Title:


Attest:

__________________


                                             MUTUAL RISK MANAGEMENT LTD.,
                                             as Guarantor


                                             By______________________________
                                             Name:
                                             Title:


Attest:

__________________


                                             THE CHASE MANHATTAN BANK,
                                             as Trustee

                                             By______________________________
                                             Name:
                                             Title:


Attest:

_________________

State of New York )
                  ) ss.:
County of New York )

     On the .... day of ..........., ...., before me personally came
 ..........................., to me known, who, being by me duly sworn, did depose and say that he is .................... of Mutual Group Ltd., one of the
corporations described in and which executed the foregoing instrument, and that he signed his name thereto by like authority.

                                                   ............................


State of New York )
                           )  ss.:
County of New York )

     On the .... day of ..........., ...., before me personally came
 ..........................., to me known, who, being by me duly sworn, did depose and say that he is .................... of Mutual Risk Management Ltd.,
one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by like authority.

                                                   ............................



State of New York )
                           )  ss.:
County of New York )

     On the .... day of ..........., ...., before me personally came
 ..........................., to me known, who, being by me duly sworn, did depose and say that he is .................... of The Chase Manhattan Bank, one
of the corporations described in and which executed the foregoing instrument, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                   .............................